Exhibit 10.4

FINANCIAL SERVICES VEHICLE TRUST,

as Vehicle Trust,

and

BMW MANUFACTURING L.P.,

as UTI Beneficiary,

and

BMW FINANCIAL SERVICES NA, LLC,

as Servicer and Sponsor

[____]-[_]

SERVICING SUPPLEMENT

Dated as of [__________]

TABLE OF CONTENTS

Page

ARTICLE I -

DEFINITIONS

1

1.1

Definitions

1

1.2

Interpretative Provisions

7

ARTICLE II -

SERVICING OF THE [____]-[_] LEASES AND [____]-[_]

VEHICLES

8

2.1

Identification of [____]-[_] Vehicles and [____]-[_] Leases;

Servicing; Securitization Value

8

2.2

Extensions; Monthly Payments; Term

8

2.3

Representations, Reallocation and Repurchase of [____]-[_]

eases and [____]-[_] Vehicles

9

2.4

Collections and Payment Date Advance Reimbursement

11

2.5

Net Deposits

12

2.6

Servicing Compensation

13

2.7

Advances

13

2.8

Third Party Claims

14

2.9

Contingent and Excess Liability Insurance Policies

14

2.10

Reporting by the Servicer; Delivery of Certain Documentation

14

2.11

Accountants’ Reports

14

2.12

Annual Officer’s Certificate

14

2.13

Custody of Lease Documents and Certificates of Title

15

2.14

Servicer Defaults; Termination of Servicer

15

2.15

Servicer Representations and Warranties

18

ARTICLE III -

MISCELLANEOUS

20

3.1

Termination of Supplement

20

3.2

Governing Law

20

3.3

Amendment

20

3.4

Relationship of this Servicing Supplement to Other Trust

Documents

21

3.5

Binding Effect

21

3.6

Table of Contents and Headings

21

3.7

Counterparts

21

3.8

Further Assurances

21

3.9

No Waiver; Cumulative Remedies

21

3.10

No Petition

22

[____]-[_] SERVICING SUPPLEMENT

This [____]-[_] Servicing Supplement, dated as of [__________], is among Financial Services Vehicle Trust, a Delaware business trust (the “Trust”), BMW Manufacturing L.P., an Indiana limited partnership, as grantor and initial beneficiary of the Trust (in such capacities, the “Grantor” and the “UTI Beneficiary,” respectively) and BMW Financial Services NA, LLC, a Delaware limited liability company (“BMW FS”), as servicer (in such capacity, the “Servicer”) and as sponsor (in such capacity, the “Sponsor”).

RECITALS

WHEREAS, the Grantor and UTI Beneficiary and The Bank of New York (Delaware), as trustee (the “Trustee”) of the Trust, have entered into that certain amended and restated trust agreement, dated as of August 30, 1995, as amended and restated as of September 27, 1996, as further amended as of May 25, 2000 and December 1, 2006 (the “Vehicle Trust Agreement”), pursuant to which the purposes of the Trust are, among other things, to take assignments and conveyances of, and hold in trust and deal in various Trust Assets (as such term is defined in the Vehicle Trust Agreement);

WHEREAS, the parties hereto have entered into that certain servicing agreement, dated as of August 30, 1995 (the “Basic Servicing Agreement” and, as supplemented hereby, the “Servicing Agreement”), which provides for certain servicing obligations with respect to the Trust Assets; and

WHEREAS, the parties acknowledge that, in connection with the execution of the [____]-[_] Vehicle Trust supplement to the Vehicle Trust Agreement, dated as of [__________] (the “[____]-[_] SUBI Supplement”, and together with the Vehicle Trust Agreement, the “SUBI Trust Agreement”), pursuant to which one special unit of beneficial interest in the Trust (the “[____]-[_] SUBI”) will be created, it is necessary and desirable to enter into a supplemental agreement to the Basic Servicing Agreement providing for specific servicing obligations in connection with the Trust Assets allocable to the [____]-[_] SUBI.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I - DEFINITIONS

1.1

Definitions.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Basic Servicing Agreement or in the SUBI Trust Agreement, as the case may be.  Whenever used in this Servicing Supplement, unless the context otherwise requires, the following words and phrases shall have the following meanings:

“[____]-[_] Leases” has the meaning set forth in Section 2.1(a).

“[____]-[_] SUBI” has the meaning set forth in the [____]-[_] SUBI Supplement.

“[____]-[_] SUBI Supplement” has the meaning set forth in the Recitals.

“[____]-[_] Vehicles” has the meaning set forth in Section 2.1(a).

“[____]-[_] SUBI Certificate” has the meaning set forth in the [____]-[_] SUBI Supplement.

“Actuarial Payoff” means the excess of the sum of the Monthly Payments remaining until the end of the related [____]-[_] Lease and the Contract Residual Value over the remaining unearned rent charges, calculated using the actuarial method.

“Advance” means a Sales Proceeds Advance or a Monthly Payment Advance, as the context may require.

“ALG” means Automotive Lease Guide.

“ALG Residual Value” means the residual of the Vehicle set forth as the ALG Residual Value in the lease schedule attached as Exhibit A to the [____]-[_] SUBI Supplement.

“Available Funds” has the meaning set forth in the Indenture.

“Basic Servicing Agreement” has the meaning set forth in the Recitals.

“BMW Capital” means BMW US Capital LLC, a Delaware limited liability company.

“Certificate Final Scheduled Payment Date” means the [__________] Payment Date.

“Collection Period” means the month immediately preceding the month in which the related Payment Date occurs.

“Contingent and Excess Liability Insurance Policies” means those certain vehicle liability, excess liability and other Insurance Policies issued to the Servicer for the benefit of the Servicer, the Trust, the UTI Beneficiary, the Transferor or the Issuer from time to time, to the extent such Insurance Policies relate to the [____]-[_] Vehicles, providing coverage for each accident and permitting multiple claims in any policy period subject to customary deductibles.

“Cutoff Date” means [___________].

“Daily Advance Reimbursements” means amounts collected and netted on an ongoing basis from SUBI Collections by the Servicer to repay Monthly Payment Advance amounts where a Monthly Payment Advance amount has been recovered in a subsequent payment made by the related Lessee in respect of the Monthly Payment due with respect to the related [____]-[_] Vehicle.

“Defaulted Lease” means a [____]-[_] Lease terminated by (a) the Servicer following a default by or bankruptcy of the related Lessee or (b) the Servicer because the related Vehicle has been lost, stolen or damaged beyond economic repair.

“Defaulted Vehicle” means a [____]-[_] Vehicle related to a Defaulted Lease.

“Deposit Date” means the Business Day immediately preceding the related Payment Date.

“Depositor” means BMW Auto Leasing LLC.

“Disposition Expenses” means expenses and other amounts reasonably incurred by the Servicer in connection with the sale or other disposition of a Matured Vehicle or a Defaulted Vehicle, including but not limited to sales commissions, and expenses incurred in connection with making claims under any Contingent and Excess Liability Insurance or other applicable insurance policies.  Disposition Expenses will be reimbursable to the Servicer from amounts otherwise included in Sales Proceeds, Insurance Proceeds, and Termination Proceeds.

“Early Termination Cost” means the amount paid by a Lessee pursuant to the [____]-[_] Lease upon the termination of an Early Termination Lease and the return of the related [____]-[_] Vehicle.

“Early Termination Lease” means a [____]-[_] Lease terminated by the related Lessee prior to its Maturity Date.

“End of Lease Term Liability” means, with respect to a Matured Vehicle returned to the Servicer by the Lessee, the amount paid by such Lessee including any disposition fee, unpaid Monthly Payments due, Excess Mileage Payments and Excess Wear and Use Payments and any fees and taxes.

“Excess Mileage Payments” means  excess mileage charges payable by the Lessee under a [____]-[_] Lease.

“Excess Wear and Use Payments” means amounts payable by the Lessee under a [____]-[_] Lease to repair damage to the related [____]-[_] Vehicle outstanding upon return thereof to the Servicer.

“Indenture” means that certain indenture, dated as of [__________], between the Issuer and the Indenture Trustee.

“Initial Securities Balance” means the initial principal amount of the Notes and the Trust Certificates.

“Insurance Proceeds” means any recoveries or proceeds collected by the Servicer net of related Disposition Expenses under any insurance policy, including any self-insurance, and also including any vehicle liability insurance policy required to be obtained and maintained by the Lessee pursuant to the related [____]-[_] Lease, any blanket or supplemental vehicle casualty insurance policy maintained by the Servicer and any other insurance policy relating to the [____]-[_] Lease or the related Lessee, in each case in connection with damage to a related [____]-[_] Vehicle or its loss, destruction or theft, except to the extent required to be paid to a Lessee.

“Issuer” means the BMW Vehicle Lease Trust [____]-[_].

“Lease Rate” means for each [____]-[_] Lease, the rent charge portion of each Monthly Payment, calculated on a constant yield basis at an imputed interest rate.

“Lease Term” means the duration of a [____]-[_] Lease, as extended pursuant to Section 2.2.

“Lessee” means the lessee of a [____]-[_] Vehicle.

“Like-Kind Exchange Program” means the transactions contemplated by a certain Master Exchange Agreement, dated as of December 28, 1998, as amended as of January 2, 2007, between BMW Financial Services NA, Inc. (predecessor in interest to BMW FS) and Financial Services Remarketing, Inc., or any similar program or arrangement.

“Majority Interest” means, with respect to the holders of Securities, the holders of a majority of the aggregate principal balance of the related Securities.

“Matured Lease” means a [____]-[_] Lease that has reached its Maturity Date.

“Matured Vehicle” means a [____]-[_] Vehicle for which the related [____]-[_] Lease has reached its Maturity Date.

“Maturity Date” means with respect to any [____]-[_] Lease, the scheduled termination date specified in such [____]-[_] Lease, as such date may be extended from time to time in accordance with Section 2.2.

“Minimum Required Rating” means, with respect to BMW Capital, a short-term unsecured debt rating of the commercial paper of BMW Capital (which commercial paper is guaranteed by Bayerische Motoren Werke Aktiengesellschaft) equal to or greater than "Prime-1" by Moody's and "A-1" by Standard & Poor's.

“Monthly Payment” means the fixed lease payment payable monthly by the Lessee in respect of a [____]-[_] Lease and does not include other amounts payable by the Lessee, such as late charges, returned check fees, taxes and similar items (all of which will be payable to the Servicer.)

“Monthly Payment Advance” means the amount advanced by the Servicer to the Issuer on a Deposit Date equal to the unpaid Monthly Payment due from the related Lessee.

“Monthly Remittance Condition” means

(i)

(A) BMW Capital has the Minimum Required Rating and (B) no Servicer Default has occurred; or

(ii)

if (A) the Servicer obtains a Servicer Letter of Credit under which demands for payment may be made to secure timely remittance of monthly SUBI Collections to the [____]-[_] SUBI Collection Account and (B) the Indenture Trustee is provided with confirmation from each Rating Agency to the effect that the use of an alternative remittance schedule will not result in a Rating Event.

“Payahead Amount” means payments remitted by the related Lessees in excess of the Monthly Payment and any fees with respect to a [____]-[_] Lease.

“Payment Date” means the [__] day of each month, or, if not a Business Day, the next succeeding Business Day commencing with the first Payment Date on [______________].

“Payment Date Advance Reimbursement” has the meaning set forth in Section 2.4(a)(iv)(1).

“Purchase Option Price” means the amount payable by a Lessee upon the exercise of its option to purchase a related Vehicle which amount equals (a) with respect to a Matured Vehicle, the Contract Residual Value plus any fees, taxes and other charges imposed in connection with such purchase and (b) with respect to a related [____]-[_] Vehicle for which the related [____]-[_] Lease has been terminated early by the Lessee, the sum of (i) any unpaid Monthly Payments due, (ii) any fees, taxes and other charges imposed in connection with the related Lease, (iii) an early termination fee and (iv) the Actuarial Payoff.

“Rating Event” has the meaning set forth in the Indenture.

“Reallocation Payment” means, with respect to events causing the Servicer to have an obligation to repurchase a [____]-[_] Lease and the related [____]-[_] Vehicle pursuant to Section 2.3, the Securitization Value of such [____]-[_] Lease as of the day on which the related cure period ended.

“Recovery Proceeds” means any Insurance Proceeds, any security deposit applied to an amount owed by a Lessee, any Total Loss Payoff, Early Termination Cost and End of Lease Term Liability received from a Lessee and any other net recoveries received by the Servicer with respect to the [____]-[_] Lease that have been charged-off, minus amounts included in such items that represent third-party charges paid or payable (such as fees, taxes and repair costs).

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Required Related Holders” has the meaning set forth in Section 2.13(c) hereof.

“Required Percentage” means the holders of not less than 66 2/3% of the Outstanding Amount of the Notes or the Certificate Balance, as the case may be.

“Residual Value Loss” means, in respect of a Collection Period, the amount, if any, by which the aggregate net proceeds from the sale of Matured Vehicles during such Collection Period are less than the aggregate ALG Residual Values of the related [____]-[_] Leases.

“Residual Value Loss Vehicle” means, a [____]-[_] Vehicle that has been sold and in respect of which (i) the Servicer has made a Sales Proceeds Advance and (ii) the Sales Proceeds Advance exceeds the Sales Proceeds or Termination Proceeds, as the case may be.

“Sales Proceeds” means, with respect to any [____]-[_] Vehicle, all proceeds received from the sale at auction of such [____]-[_] Vehicle, net of related Disposition Expenses.

“Sales Proceeds Advance” means the amount advanced by the Servicer to the Issuer on a Deposit Date equal to the Securitization Value of a [____]-[_] Lease relating to a [____]-[_] Vehicle that, during the related Collection Period, became a Matured Vehicle and was not sold by the Servicer.

“Securitization Rate” means, with respect to a [____]-[_] Lease, an annualized rate that is calculated as the sum of (i) the interest rate on the Class A-[_] Notes, (ii) a [1.00]% Servicing Fee and (iii) [___]%.

“Securitization Value” means, with respect to any [____]-[_] Lease, the value calculated by the Servicer equal to the sum of: (i) the present value of the remaining unpaid Monthly Payments payable under the related [____]-[_] Lease and (ii) the present value of the ALG Residual Value of the related [____]-[_] Vehicle, in each case discounted at the Securitization Rate.

“Servicer Letter of Credit” means a letter of credit, surety bond or insurance policy issued by a depository institution, insurance company or financial institution having a short-term credit rating at least equal to the Required Deposit Rating and providing that the Indenture Trustee or Trust Agent, as the case may be, may draw thereupon in the event the Servicer fails to deposit SUBI Collections into the [____]-[_] SUBI Collection Account on a monthly basis.

“Servicing Agreement” has the meaning set forth in the Recitals.

“Servicing Criteria” means the “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

“Servicing Fee” means, with respect to the [____]-[_] SUBI Assets, the fee payable on each Payment Date equal to, for each related Collection Period, one-twelfth of the product of (i) 1.00% and (ii) the aggregate Securitization Value of all [____]-[_] Leases as of the first day of such Collection Period, calculated and paid based on a 360-day year consisting of twelve 30-day months.

“Servicing Supplement” means this [____]-[_] servicing supplement to the Basic Servicing Agreement.

“SUBI Collections” means, with respect to any Collection Period, the net amount collected or received by the Servicer in respect of the [____]-[_] SUBI Assets during such Collection Period of: (i) Monthly Payments (net of any Daily Advance Reimbursements); (ii) Sales Proceeds; (iii) Reallocation Payments made by the Servicer; (iv) Termination Proceeds; (v) Recovery Proceeds; and (vi) the Securitization Value payments from the Servicer’s purchase of certain Leases pursuant to Section 2.3(f) hereof and certain Matured Vehicles (to the extent not duplicative of any of clauses (i) through (v) above).

“Subcontractor”:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the asset-backed securities market) of the [____]-[_] Leases and [____]-[_] Vehicles but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the [____]-[_] Leases and [____]-[_] Vehicles under the direction or authority of the Servicer or a Subservicer.

“Subservicer”:  Any Person that services the [____]-[_] Leases and [____]-[_] Vehicles on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

“Termination Proceeds” means any Purchase Option Price received upon the purchase of a [____]-[_] Vehicle by the related Lessee and the price received from the sale of a [____]-[_] Vehicle to a dealer minus amounts included in either such price that represent reimbursement for third-party charges paid or payable (such as fees and taxes).

“Total Loss Payoff” means, with respect to a Vehicle that has been lost, stolen or damaged beyond economic repair, an amount paid by the Lessee generally equal to the deductible under the related insurance policy, unpaid Monthly Payments due, and any official fees and taxes and any other charges owed under the [____]-[_] Lease.

“Trust Agreement” means that certain trust agreement, as amended and restated as of [__________], between the Transferor and the Owner Trustee.

“Trust Certificate” has the meaning set forth in the Trust Agreement.

“Trust State” means a state in which the Vehicle Trust has all licenses, if any, necessary to own and lease vehicles.

“Trustee” has the meaning set forth in the Recitals.

“Vehicle Representation Date” means, with respect to any [____]-[_] Vehicle, the Cutoff Date.

“Vehicle Trust Agreement” has the meaning set forth in the Recitals.

1.2

Interpretative Provisions.  For all purposes of this Servicing Supplement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Servicing Supplement include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein”, “hereof” and the like shall refer to this Servicing Supplement as a whole and not to any particular part, Article or Section within this Servicing Supplement, (iii) references to a Section such as “Section 1.01” or an Article such as “Article One” shall refer to the applicable Section or Article of this Servicing Supplement, (iv) the term “include” and all variations thereof shall mean “include without limitation” and (v) the term “proceeds” shall have the meaning ascribed to such term in the UCC.

ARTICLE II - SERVICING OF THE [____]-[_] LEASES AND [____]-[_] VEHICLES

2.1

Identification of [____]-[_] Vehicles and [____]-[_] Leases; Servicing; Securitization Value.

(a)

The Servicer hereby identifies and allocates as [____]-[_] SUBI Assets the Vehicles more particularly described on Exhibit A hereto and the Leases relating to such Vehicles (respectively, the “[____]-[_] Leases and the “[____]-[_] Vehicles”).  Exhibit A shall set forth as to each [____]-[_] Lease or [____]-[_] Vehicle, as the case may be, the (i) vehicle identification number, (ii) date of origination, (iii) the Securitization Value as of the Cutoff Date; (iv) ALG Residual Value, (v) the Monthly Payment and (vi) number of months remaining from the Cutoff Date to the month in which the Maturity Date occurs.

(b)

Notwithstanding the last sentence of the third paragraph of Section 2.1(a) of the Basic Servicing Agreement and the parenthetical provision in the first paragraph of Section 2.6 of the Basic Servicing Agreement, the Servicer will service the [____]-[_] SUBI Assets in accordance with the customary and usual procedures of the Servicer in respect of automobile leases serviced by it for its own account.

(c)

The Servicer shall calculate a Securitization Value for each [____]-[_] Lease.

2.2

Extensions; Monthly Payments; Term.

(a)

The Servicer shall not grant an extension except that the Servicer may extend up to six months the Maturity Date of a Lease.  In the event (i) the Servicer makes an extension that exceeds six months or (ii) the related [____]-[_] Lease as extended would mature later than three months prior to the Certificate Final Scheduled Payment Date, the Servicer shall, on the Deposit Date related to the Collection Period in which the Servicer discovers or is notified that (i) or (ii) has occurred, (x) deposit or cause to be deposited into the [____]-[_] SUBI Collection Account an amount equal to the Securitization Value of the related [____]-[_] Lease as of the last day of the related Collection Period and (y) direct the Trustee to either reallocate such [____]-[_] Lease and the related [____]-[_] Vehicle from the [____]-[_] SUBI to the UTI or cause such [____]-[_] Lease and [____]-[_] Vehicle to be conveyed to the Servicer as described in Section 2.3.

(b)

Unless a [____]-[_] Lease is in default or in imminent danger of default, the Servicer shall not (i) modify the Monthly Payment of any [____]-[_] Lease as in effect as of the Cutoff Date, except when implementing in the ordinary course of business the inflation indexing provisions thereof, or (ii) except as set forth in Section 2.2(a), modify the Lease Term of any [____]-[_] Lease as in effect as of the Cutoff Date.  In the event the Servicer modifies the Monthly Payment or the Lease Term of any [____]-[_] Lease in effect as of the Cutoff Date except as permitted by the first sentence of this paragraph 2.2(b), the Servicer shall, on the Deposit Date related to the Collection Period in which such modification occurs, (i) deposit or cause to be deposited into the [____]-[_] SUBI Collection Account an amount equal to the Securitization Value of the related [____]-[_] Lease as of the last day of the related Collection Period and (ii) direct the Trustee to either reallocate such [____]-[_] Lease and the related [____]-[_] Vehicle from the [____]-[_] SUBI to the UTI or cause such [____]-[_] Lease and [____]-[_] Vehicle to be conveyed to the Servicer as described in Section 2.3.

2.3

Representations, Reallocation and Repurchase of [____]-[_] Leases and [____]-[_] Vehicles.

(a)

The Servicer hereby makes to the other parties hereto and the parties to the SUBI Trust Agreement the representations and warranties contained in Section 2.15 hereof as to each [____]-[_] Lease and [____]-[_] Vehicle as of the Vehicle Representation Date.  The Servicer also hereby represents and warrants that aside from the selection criteria included in such representations and warranties it used no adverse selection procedures in selecting any of the [____]-[_] Leases for inclusion in the [____]-[_] SUBI and that aside from such criteria it is not aware of any bias in the selection of the [____]-[_] Leases which would cause delinquencies or losses on the [____]-[_] Leases to be worse than any other Leases held by the Vehicle Trust; provided, however, that the Servicer can make no assurance as to the actual delinquencies or losses on the [____]-[_] Leases.

Upon discovery by the Vehicle Trustee, the Servicer or the Indenture Trustee that any such representation or warranty was incorrect as of the date hereof and materially and adversely affects the interests of the Trust in the related [____]-[_] Lease or [____]-[_] Vehicle, the party discovering such incorrectness (if other than the Servicer) shall give prompt written notice to the Servicer.  Within 60 days after the Servicer’s discovery of such incorrectness or receipt of the foregoing notice, the Servicer shall cure in all material respects the circumstance or condition as to which the representation or warranty was incorrect as of the date hereof.  If the Servicer is unable or unwilling to do so within such period, it shall promptly (i) deposit or cause to be deposited into the SUBI Collection Account an amount equal to the Reallocation Payment and (ii) direct the Trustee to cause such [____]-[_] Vehicle and the related [____]-[_] Lease to be conveyed to the Servicer as described below.  Such deposit of the Reallocation Payment shall satisfy the Servicer’s obligations pursuant to this Section, shall be deemed to constitute payment in full of the Reallocation Payment with respect thereto and shall cure any incorrectness of the related representation or warranty for purposes of this Agreement.  The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any [____]-[_] Vehicle or [____]-[_] Lease pursuant to this Section 2.3(a) or the eligibility of any [____]-[_] Vehicle or related [____]-[_] Lease for purposes of the Agreement.

(b)

In addition to the requirements set forth in Section 2.15 hereof, the Servicer shall be required to purchase a [____]-[_] Vehicle prior to the Maturity Date of the related [____]-[_] Lease and remit to the [____]-[_] SUBI Collection Account a Reallocation Payment for such [____]-[_] Lease within 60 days after the Servicer has determined the effective date of termination if: (i) the [____]-[_] Lease becomes a Defaulted Lease and the Servicer releases such Lessee from any applicable obligation to pay Early Termination Costs for such [____]-[_] Vehicle; or (ii) the [____]-[_] Lease becomes a Defaulted Lease and such [____]-[_] Lease has been amended to eliminate any obligation of such Lessee to thereupon pay Early Termination Costs.

(c)

The Servicer shall be required to repurchase a [____]-[_] Vehicle and the related [____]-[_] Lease and remit to the related [____]-[_] SUBI Collection Account a Reallocation Payment for such [____]-[_] Vehicle and [____]-[_] Lease if the related Lessee moves to a state that is not a Trust State and such state does not become a Trust State within 90 days after the Servicer has become aware of such move.  The Reallocation Payment must be made by the Servicer on the next Deposit Date following the end of such 90-day period.

(d)

The Servicer shall be required to pay to the Trust any Monthly Payments that have been forgiven in connection with a [____]-[_] Lease pursuant to any new lease incentive program.

(e)

The sole remedy of the Trust, the Related Beneficiary and the Related Holder with respect to events causing the Servicer to repurchase certain [____]-[_] Vehicles as provided herein, shall be to require the Servicer to make the payment of the Reallocation Payment, as set forth herein.  The obligation of the Servicer under this Section shall survive any termination of the Servicer hereunder.

(f)

The Servicer may purchase a Matured Vehicle at any time, but the aggregate of Matured Vehicles purchased pursuant to this paragraph shall  not exceed 15% (by unit) of the initial [____]-[_] Vehicles.  In connection with the purchase by the Servicer of a Matured Vehicle pursuant to this Section, with respect to the related [____]-[_] Lease, in the event that (i) no Sales Proceeds Advance has been made, the purchase price of such Matured Vehicle will equal the Contract Residual Value of such [____]-[_] Lease as of the date of expiration and (ii) a Sales Proceeds Advance has been made, no additional amounts need be remitted by the Servicer except the excess of the Contract Residual Value over the ALG Residual Value; provided, however, that the Servicer shall relinquish all rights to reimbursement of any such Sales Proceeds Advance.

(g)

Upon the purchase by the Servicer of a [____]-[_] Vehicle and the related [____]-[_] Lease pursuant to this Section, the Trust or the Trustee on behalf of the Trust, as applicable, shall be deemed to transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in, to and under such [____]-[_] Vehicle and the related [____]-[_] Lease, all monies due or to become due with respect thereto after the date of such repurchase and all proceeds thereof.  The Trustee shall, at the written direction and expense of the Servicer, execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Servicer to effect the conveyance of each such [____]-[_] Vehicle and the related [____]-[_] Lease pursuant to this Section, including the execution for filing by the Servicer with the related Registrar of Titles of an application for transfer of ownership of each such Vehicle to the Servicer.

2.4

Collections and Payment Date Advance Reimbursement.

(a)

The Servicer shall, with respect to SUBI Collections and amounts in respect of the [____]-[_] SUBI Certificate, remit to the [___]-[_] SUBI Collection Account all Monthly Payments, all deposits required by Section 2.2 of the Basic Servicing Agreement, all Reallocation Payments pursuant to Section 2.3 above, all Advances and any Sales Proceeds from the disposition of a Matured Vehicle at auction for which the Servicer was reimbursed during the related Collection Period pursuant to Section 2.7 from SUBI Collections other than such Sales Proceeds on the Business Day prior to the Payment Date for so long as the Monthly Remittance Condition is satisfied.  So long as the Monthly Remittance Condition is satisfied, the Servicer will remit all such amounts described in the preceding sentence within two Business Days of receipt to an account established and maintained by BMW Capital. If the Monthly Remittance Condition is not satisfied, SUBI Collections will be deposited into the [____]-[_] SUBI Collection Account within two Business Days of receipt. Notwithstanding anything herein to the contrary, so long as BMW FS is the Servicer, BMW FS may withhold from the deposit into the [___]-[_] SUBI Collection Account any amounts indicated on the related Servicer's Certificate as being due and payable to the Seller and pay such amounts directly to the Seller.

Pending deposit into the [____]-[_] SUBI Collection Account, SUBI Collections may be employed by the Servicer at its own risk and for its own benefit and shall not be segregated from its own funds; provided, that the Servicer shall be permitted to apply Sales Proceeds for the acquisitions of leases and vehicles through the Like-Kind Exchange Program, in which case it shall remit a like amount from its own funds for allocation in the manner otherwise applicable to such Sales Proceeds.  Notwithstanding anything to the contrary set forth herein or in the Vehicle Trust Agreement, amounts in the escrow account established pursuant to the Like-Kind Exchange Program shall not be subject to any lien so long as the Monthly Remittance Condition is satisfied.

(b)

Pursuant to the Payment Date Certificate, the Servicer shall allocate Available Funds on deposit in the [____]-[_] SUBI Collection Account with respect to the related Collection Period and instruct the Trust Agent to make, no later than 11:00 a.m., New York City time on each Payment Date, the following deposits and distributions in the following amounts and order of priority:

(i)

to the Servicer the sum of any outstanding Advances which have been outstanding as of the end of the related Collection Period for at least 90 days, and with respect to Vehicles that have become Residual Loss Vehicles during the related Collection Period, the aggregate Sales Proceeds Advances over the aggregate Sales Proceeds and Termination Proceeds (collectively, the “Payment Date Advance Reimbursement”);

(ii)

to or on behalf of the Servicer, the Servicing Fee in respect of the related Collection Period, together with any unpaid Servicing Fees in respect of one or more prior Collection Periods;

(iii)

to the Note Distribution Account, the Reserve Fund and Certificate Distribution Account, such distributions in the amounts and order of priority as set forth in Sections 8.04(a) and 10.01 of the Indenture; and

(iv)

to the Reserve Fund, all net investment earnings on the [____]-[_] SUBI Collection Account.

(c)

No trust account will be established to segregate any Payahead Amounts received by Lessees.

2.5

Net Deposits.  Notwithstanding anything to the contrary contained in this Servicing Supplement, for so long as BMW FS is the Servicer, the Servicer shall be permitted to deposit into the [____]-[_] SUBI Collection Account only the net amount distributable to the Issuer, as holder of the [____]-[_] SUBI Certificate, on the related Deposit Date.  The Servicer shall, however, account to the Issuer, the Trustee, the Trust Agent, the Indenture Trustee (or any successor to the duties of the Indenture Trustee), the Owner Trustee and the holders of Rated Securities as if all of the deposits and distributions described herein were made individually.

2.6

Servicing Compensation.

(a)

As compensation for the performance of its obligations under this Servicing Supplement, the Servicer shall be entitled to receive the Servicing Fee with respect to the [____]-[_] SUBI Assets.  This Section 2.6(a) replaces Section 2.5(a) of the Basic Servicing Agreement with respect to the [____]-[_] SUBI Assets.

(b)

The Servicer shall also be entitled to additional servicing compensation with respect to the [____]-[_] SUBI Assets in the form of, among other things, expense reimbursement and any other administrative fees or similar charges under the [____]-[_] Leases, including but not limited to any late payment fees now or later in effect.

2.7

Advances.

(a)

On each Deposit Date, the Servicer will, subject to 2.7(c) make, by deposit into the SUBI Collection Account, a Monthly Payment Advance in respect of the unpaid Monthly Payment of a related Lease.

(b)

On each Deposit Date, the Servicer will, subject to Section 2.7(c), make, by deposit into the [____]-[_] SUBI Collection Account, Sales Proceeds Advances.  After the Servicer has made a Sales Proceeds Advance with respect to a Matured Vehicle, the Issuer shall have no claim against or interest in such Matured Vehicle or any Sales Proceeds or Termination Proceeds, as the case may be, resulting from the sale or other disposition thereof.  If the Servicer shall sell or otherwise dispose of a Matured Vehicle after having made a Sales Proceeds Advance, the Issuer may retain all of such Sales Proceeds Advance, and the Servicer shall retain the related Sales Proceeds or Termination Proceeds, as the case may be, up to the Securitization Value of the related Lease, and will deposit any Sales Proceeds or Termination Proceeds, as the case may be, in excess of the Securitization Value into the SUBI Collection Account.  If the Servicer has not sold a Matured Vehicle within 90 days after it has made a Sales Proceeds Advance, it shall be reimbursed for such Sales Proceeds Advance as part of the Payment Date Advance Reimbursement.  Within 30 days of receiving such reimbursement, if the related [____]-[_] Vehicle has not been sold, the Servicer shall cause such [____]-[_] Vehicle to be sold at auction and shall remit the proceeds associated with such auction sale to the [____]-[_] SUBI Collection Account.

(c)

Notwithstanding anything to the contrary in the Servicing Agreement, the Servicer shall be required to make Advances only to the extent that it determines that such Advance will be recoverable from future payments on or in respect of the related [____]-[_] Lease or [____]-[_] Vehicle.

2.8

Third Party Claims.  The Servicer shall immediately notify the Transferor (in the event that BMW FS is not acting as Servicer) and the Indenture Trustee (or any successor to the duties of the Indenture Trustee) upon learning of a claim or Lien of whatever kind of a third party that would materially and adversely affect the interests of the Transferor or the Trust with respect to the [____]-[_] SUBI Assets.

2.9

Contingent and Excess Liability Insurance Policies.  So long as any Securities are outstanding, the Servicer shall maintain and pay when due all premiums with respect to the Contingent and Excess Liability Insurance Policies unless each Rating Agency has confirmed in writing that termination would not result in a Rating Event.  The Servicer shall maintain such Contingent and Excess Liability Insurance Policies that provide insurance coverage of at least $10 million per accident and permit multiple claims in any policy period.

2.10

Reporting by the Servicer; Delivery of Certain Documentation.

(a)

On or prior to the Closing Date, and periodically thereafter as required in order to update the contents thereof upon any changes in the matters certified therein, the Servicer shall furnish to the Trustee, the Trust Agent and the Related Beneficiary an Officer’s Certificate listing the officers of the Servicer involved in, or responsible for, the servicing of the [____]-[_] Leases.

(b)

On or before each Determination Date, the Servicer shall, in addition to the information required in Section 3.1 of the Basic Servicing Agreement, include in the Officer’s Certificate provided for in such Section the amount of any reimbursement being requested pursuant to such Section for the related Collection Period from the [____]-[_] SUBI Collection Account.

2.11

Annual Officer’s Certificate.  The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, within 90 days after the end of the Servicer's fiscal year (commencing with the fiscal year [____]), an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

2.12

Assessment of Compliance and Annual Accountants’ Attestation.  Within 90 days after the end of the Servicer's fiscal year (commencing with the fiscal year [____]), the Servicer shall:

(i)

deliver to the Issuer and the Administrator a report regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Issuer and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit C hereto delivered to the Issuer and the Administrator concurrently with the execution of this Agreement;

(ii)

deliver to the Issuer and the Administrator a report of a registered public accounting firm reasonably acceptable to the Issuer and the Administrator that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer and each Subcontractor determined by the Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Issuer and the Administrator an assessment of compliance and accountants’ attestation as and when provided in paragraphs (i) and (ii) of this Section; and

(iv)

if requested by the Administrator, acting on behalf of the Issuer, deliver to the Issuer and the Administrator and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit B.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  The Administrator, acting on behalf of the Issuer, will not request delivery of a certification under clause (a)(iv) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an Issuer whose asset pool includes the [___]-[_] SUBI Certificate.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 4.11(a)(iii) shall address each of the Servicing Criteria specified on a certification to be delivered to the Servicer, Issuer and the Administrator on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 4.11(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer and the Issuer on the date of such appointment.

2.13

Custody of Lease Documents and Certificates of Title.  To reduce administrative costs and ensure uniform quality in the servicing of the [____]-[_] Leases and BMW FS’ own portfolio of leases, the Vehicle Trustee hereby appoints the Servicer as its agent, bailee and custodian of the [____]-[_] Leases, the certificates of title relating to the [____]-[_] Vehicles, the insurance policies and insurance records and other documents related to the [____]-[_] Leases and the related Lessees and [____]-[_] Vehicles.  Such documents will not be physically segregated from other leases, certificates of title, insurance policies and insurance records or other documents related to other leases and vehicles owned or serviced by the Servicer, including leases and Vehicles which are not part of the SUBI Assets.  The accounting records and computer systems of BMW FS will reflect the allocation of the [____]-[_] Leases and [____]-[_] Vehicles to the SUBI, and the interest of the holders of the SUBI Certificate therein.  [The Servicer may appoint one or more agents to act as subcustodians of certain items relating to the [____]-[_] Leases, the certificates of title relating to the [____]-[_] Vehicles, the insurance policies and insurance records and other documents related to the [____]-[_] Leases and the related Lessees and [____]-[_] Vehicles so long as the Servicer remains primarily responsible for their safekeeping.]

2.14

Servicer Defaults; Termination of Servicer.

(a)

Notwithstanding Section 4.1(a) of the Basic Servicing Agreement, the occurrence and continuation of any of the following shall constitute a Servicer Default under the Servicing Agreement:

(i)

the Servicer shall fail to maintain or pay when due the premium in respect of any Contingent and Excess Liability Insurance Policy, which failure continues for ten Business Days after discovery of such failure by an officer of the Servicer or receipt by the Servicer of written notice thereof by the Trustee, the Indenture Trustee or from any holder of Securities;

(ii)

the Servicer shall fail to deliver to the Indenture Trustee (or any successor to the duties of the Indenture Trustee) any report required to be delivered to the Indenture Trustee or the Issuer pursuant to the Basic Documents to which the Servicer is a party, which failure continues for 15 Business Days after discovery of that failure by an officer of the Servicer or receipt by the Servicer of written notice thereof by the Indenture Trustee; or

(iii)

the Servicer shall fail to deliver to the Vehicle Trustee (or any successor to the duties of the Vehicle Trustee) any report required to be delivered to the Vehicle Trustee or the Issuer pursuant to the Basic Documents to which the Servicer is a party, which failure continues for 15 Business Days after discovery of that failure by an officer of the Servicer or receipt by the Servicer of written notice thereof by the Vehicle Trustee or the Owner Trustee; or

(iv)

the Servicer shall fail to cause the delivery to the Indenture Trustee for distribution to the Noteholders to the Owner Trustee for distribution to the Certificateholders or the Vehicle Trustee for distribution to holders of interests in the UTI, the SUBI or any Other SUBI, any required payment, which failure continues for five Business Days after discovery of such failure by an officer of the Servicer or receipt by the Servicer of notice thereof from the Indenture Trustee, the Owner Trustee or holders of Securities evidencing not less than 25% of the aggregate unpaid principal balance of the Securities, voting together as a single class; or

(v)

any failure by the Servicer to duly observe or perform in any material respect any other of its covenants or agreements in the Servicing Agreement, which failure materially and adversely affects the rights of holders of interests in the UTI, the SUBI or any Other SUBI or the Noteholders or Certificateholders, and which continues unremedied for 90 days after written notice thereof is given from the Indenture Trustee, the Owner Trustee or holders of Securities evidencing not less than 25% of the aggregate unpaid principal balance of the Securities, voting together as a single class; or

(vi)

any representation, warranty or statement of the Servicer made in the Servicing Agreement, any other Basic Document to which the Servicer is a party or by which it is bound or any certificate, report or other writing delivered pursuant to the Servicing Agreement shall prove to be incorrect in any material respect when made, which failure materially and adversely affects the rights of holders of interests in the UTI, the SUBI or any Other SUBI or the Noteholders or the Certificateholders, and which failure continues unremedied for 30 days after written notice thereof is given from the Indenture Trustee, the Owner Trustee or holders of Securities evidencing not less than 25% of the aggregate unpaid principal balance of the Securities, voting together as a single class; or

(vii)

the entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian sequestrator or other similar official of the Servicer or of any substantial part of its property, the ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

(viii)

the commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future or state bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

(ix)

any failure by the Servicer to deliver any information, report, certification, attestation or accountants’ letter when and as required, which continues unremedied for [ten] calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered.

Notwithstanding the foregoing, delay in or failure of performance referred to under clause (v) for a period of 120 days, under clause (ii) or (iii) for a period of 45 days or clause (vi) for a period of 60 days, will not constitute an Servicer Default if that failure or delay was caused by force majeure or other similar occurrence.  Upon the occurrence of any such event, the Servicer will not be relieved from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of the Servicing Agreement, and the Servicer will provide to the Indenture Trustee, the Vehicle Trustee, the Transferor and the Securityholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

(b)

Upon the occurrence and continuation of any Servicer Default under the Servicing Agreement, the Servicer shall provide to the Indenture Trustee, the Owner Trustee, and any holders of Rated Securities, prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

(c)

In addition to the provisions of Section 4.1(b) of the Basic Servicing Agreement, if a Servicer Default (other than a Servicer Default set forth in clause (a)(ix) above) shall have occurred and be continuing with respect to the [____]-[_] SUBI, the Vehicle Trustee may, to the extent such Servicer Default relates to the SUBI Assets, upon the direction of the holder and pledgee of the SUBI Certificates, terminate all of the rights and obligations of the Servicer under the Servicing Agreement with respect to the SUBI Assets.  For purposes of the immediately preceding sentence, the holder of the SUBI Certificate will be the Indenture Trustee acting at the direction of Noteholders holding not less than the Required Percentage, so long as any Notes are outstanding.  In each case, upon written direction from the holder of the SUBI Certificate, the Vehicle Trustee will effect that termination by delivering notice thereof to the Servicer, with a copy to each Rating Agency or any other securities based on any Other SUBIs affected by that Servicer Default.

In the case of a Servicer Default set forth in clause (a)(ix) above, so long as the Servicer Default shall not have been remedied, the Issuer (or the Administrator, acting on behalf of the Issuer) shall be entitled to terminate, in its sole discretion, the rights and obligations of the Servicer as servicer under this Agreement; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(d)

Upon the termination or resignation of the Servicer with respect to the SUBI Assets, the Servicer subject to that termination or removal will continue to perform its functions as Servicer, in the case of (a) termination, until the earlier of the date specified in the termination notice or, if no such date is specified therein, the date of the Servicer’s receipt of such notice, and (b) resignation, until the later of (1) 45 days after the delivery to the Vehicle Trustee of the written resignation notice or (2) the date upon which the resigning Servicer becomes unable to act as Servicer, as specified in the resignation notice and accompanying opinion of counsel.

(e)

In the event of a termination of the Servicer as a result of a Servicer Default with respect to the SUBI Assets only, the Vehicle Trustee, acting at the direction of the holder of the SUBI Certificate – which holder for this purpose will be the Indenture Trustee, acting at the direction of Noteholders holding not less than Required Percentage will appoint a success or Servicer.  The Vehicle Trustee will have the right to approve that successor Servicer, and that approval may not be unreasonably withheld.  If a successor Servicer is not appointed by the effective date of the predecessor Servicer’s resignation or termination, then the Vehicle Trustee will act as successor Servicer.  If the Vehicle Trustee is legally unable to act as Servicer, then the Vehicle Trustee will be required to appoint, or petition a court of competent jurisdiction to appoint, any established entity the regular business of which includes the servicing of leases as the successor Servicer.

(f)

In the event the Servicer is removed with respect to servicing the [____]-[_] SUBI Assets, the Servicer shall be entitled to reimbursement for any outstanding Advances made pursuant to this Supplement, to the extent of the funds available therefore.

2.15

Servicer Representations and Warranties.  Effective as of the date hereof, the Servicer hereby represents and warrants that each [____]-[_] Lease and the related [____]-[_] Vehicle:

(a)

was a new BMW automobile at the time of origination of the Lease;

(b)

has a model year of [___] or later;

(c)

provides for level payments that fully amortize the adjusted capitalized cost of the Specified Lease at the related Lease Rate to the related Contract Residual Value over the lease term and, in the event of a lessee initiated early termination, provides for payment of the Early Termination Cost;

(d)

was originated on or after [________];

(e)

has a Maturity Date on or after the [__________] Payment Date and no later than the [___________] Payment Date;

(f)

is not more than 29 days past due as of the Cutoff Date;

(g)

was originated by BMW FS in the United States for a Lessee with a U.S. address in the ordinary course of BMW FS’ business and in compliance with BMW FS’ customary credit policies and practices;

(h)

is a U.S. dollar-denominated obligation;

(i)

provides for constant Monthly Payments to be made by the Lessee over the Lease Term;

(j)

is a Lease as to which no selection procedure aside from those specified herein was used that was believed to be adverse to the holders of interests in the Vehicle Trust, the SUBI or any Other SUBI;

(k)

was created in compliance in all material respects with all applicable federal and state laws, including consumer credit, truth in lending, equal credit opportunity and applicable disclosure laws;

(l)

as of the date assigned to the Vehicle Trust, (a) is a legal, valid and binding payment obligation of the Lessee, enforceable against the Lessee in accordance with its terms, as amended, (b) has not been satisfied, subordinated, rescinded, canceled or terminated, (c) no right of rescission, setoff, counterclaim or defense has been asserted or threatened in writing and (d) no written default notice has been transmitted to BMW FS;

(m)

an electronic executed copy of the documentation associated therewith is located at one of BMW FS’ offices;

(n)

requires the Lessee to obtain physical damage and liability insurance that names the lessor as loss payee covering the related Specified Vehicle as required under the Lease;

(o)

has been validly assigned to the Vehicle Trust by the related Center and is owned by the Vehicle Trust, free of all liens, encumbrances or rights of others other than liens relating to administration of title and tax issues;

(p)

all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority required to be obtained, effected or given by the Vehicle Trust and the Vehicle Trustee in connection with (i) the origination of such Lease and (ii) the execution, delivery and performance by the Vehicle Trust of the Lease have been duly obtained, effected or given and are in full force and effect as of the date of the origination of such Lease;

(q)

the related Center, BMW FS and the Vehicle Trust have each satisfied all obligations required to be fulfilled on its part with respect thereto;

(r)

the related Lessee has a billing address in a Trust State and is not BMW FS, the Transferor or any of their respective affiliates;

(s)

the related certificate of title is registered in the name of the Vehicle Trust or the Vehicle Trustee (or a properly completed application for such certificate of title has been submitted to the appropriate titling authority);

(t)

is a closed-end lease that required all monthly payments to be made within 60 months of the date of origination of such lease;

(u)

is fully assignable and does not require the consent of the Lessee as a condition to any transfer, sale or assignment of the rights of the originator;

(v)

has not been deferred or otherwise modified except in accordance with BMW FS’ normal credit and collection policies and practices;

(w)

is not an Other SUBI Asset; and

(x)

to the knowledge of BMW FS, the related Lessee is not currently the subject of a bankruptcy proceeding and the Lease constitutes “chattel paper” for purposes of the UCC.

2.16

Appointment of Subservicer or Subcontractor.

(a)

The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided however, that the Servicer shall remain obligated and be liable to the Owner Trustee, the Indenture Trustee and the Securityholders for the servicing and administering of the [___]-[_] Leases and [____]-[_] Vehicles in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the [___]-[_] Leases and [____]-[_] Vehicles. The fees and expenses of any subservicer shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Issuer or the Securityholders shall have any responsibility therefor.

(b)

The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Issuer to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer as is required to file all required reports with the Commission.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Issuer and the Administrator any servicer compliance statement required to be delivered by such Subservicer under Section 2.11, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2.12 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2.12(a)(iv) as and when required to be delivered.

(c)

The Servicer shall promptly upon request provide to the Issuer or the Administrator, acting on behalf of the Issuer, a written description (in form and substance satisfactory to the Issuer and the Administrator) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which, if any, of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which, if any, elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Issuer and the Depositor to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Issuer and the Administrator any assessment of compliance and attestation required to be delivered by such Subcontractor, in each case as and when required to be delivered.

2.17

Information to be Provided by the Servicer.

(a)

At the request of the Administrator, acting on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Issuer and the Administrator in writing of any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (ii) provide to the Issuer and the Administrator a description of such proceedings.

(b)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Issuer, the Administrator and the Depositor, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer and the Administrator of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Issuer and the Administrator, all information reasonably requested by the Issuer or the Administrator, acting on behalf of the Issuer, in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(c)

In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer or the Administrator, acting on behalf of the Issuer, the Servicer shall provide such information regarding the performance or servicing of the [____]-[_] Leases and [____]-[_] Vehicles as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

2.18

Remedies.

(a)

The Servicer shall be liable to the Issuer, the Administrator and the Depositor for any monetary damages incurred as a result of the failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, attestation, accountants’ letter or other material when and as required under Article IV, including any failure by the Servicer to identify any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and shall reimburse the applicable party for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer, or any Subcontractor.

(b)

The Seller shall promptly reimburse the Issuer and the Administrator for all reasonable expenses incurred by the Issuer or Administrator as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the [____]-[_] Leases and [____]-[_] Vehicles to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Issuer or Administrator may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

2.19

Purchase of the [__]-[_] SUBI Certificate; Redemption of the Notes; Repayment of the Trust Certificates.

(a)

The Servicer shall be permitted at its option (the “Optional Purchase”) to purchase the [___]-[_] SUBI Certificate from the Issuer on any Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, [the Securities Balance is less than or equal to 10% of the Initial Securities Balance][the Aggregate Securitization Value is less than or equal to 10% of the initial Aggregate Securitization Value as of the Cutoff Date].  The purchase price for the [___]-[_] SUBI Certificate shall equal the Securities Balance, together with accrued interest thereon up to but not including such related Payment Date (the “Optional Purchase Price”), which amount shall be deposited by the Servicer into the SUBI Collection Account on the Deposit Date related to such Payment Date.  If the Servicer exercises the Optional Purchase, the Notes shall be redeemed and the Trust Certificates shall be repaid, in each case in whole but not in part on the related Payment Date.

(b)

Notice of any termination of the Issuer pursuant to this Section 2.18 shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable.  The Administrator or the Owner Trustee shall furnish each Rating Agency notice of such redemption.

(c)

Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations to make payments to Certificateholders of, the Indenture Trustee pursuant to this Agreement.

ARTICLE III - MISCELLANEOUS

3.1

Termination of Supplement.  This Servicing Supplement shall terminate upon the termination of the [____]-[_] SUBI or the discharge of the Servicer pursuant to Section 2.14.   Any such termination hereunder shall effect a termination only with respect to the [____]-[_] SUBI Assets and not as to Trust Assets allocated to any other Sub-Trust, and shall not effect a termination of the Basic Servicing Agreement or any other Servicing Supplement.

3.2

Governing Law.  This Servicing Supplement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

3.3

Amendment.  (a)  Notwithstanding the foregoing, this Servicing Supplement (and, accordingly, the Basic Servicing Agreement, insofar as it relates to the [____]-[_] SUBI) may be amended from time to time by the parties hereto:

(i)

without the consent of the Holders; provided, that any such action will not, in the good faith judgment of the parties hereto, materially and adversely affect the interest of any Holder; and

(ii)

from time to time (including to change the remittance schedule for depositing SUBI Collections and other amounts into the [____]-[_] SUBI Collection Account) upon receipt of the consent of the Noteholders holding at least a majority of the aggregate principal balance of the Notes and, to the extent affected thereby, the consent of Certificateholders holding at least a majority of the aggregate principal balance of the Certificates, for the purpose of adding any provision to, or changing in any manner the rights of the Notes or Certificates, provided however, that to the extent that any such amendment materially affects the UTI or any Other SUBI, the [____]-[_] SUBI Certificate or the [____]-[_] SUBI Assets, such amendment shall require the consent of at least a majority of the Holders affected thereby; in addition, to the extent that (A) such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections or payments in respect of the [____]-[_] SUBI or the [____]-[_] SUBI Certificate or distributions required to be made on any Securities or (B) reduce the percentage of the aggregate principal amount of Securities required to consent to any such amendment, any such amendment shall require the consent of all the Holders or holders of 100% of all outstanding Securities, as the case may be.

(b)

An Opinion of Counsel is required to be delivered to the Trustee to the effect that after such amendment, for federal income tax purposes, the Trust will not be treated as an association (or a publicly traded partnership) taxable as a corporation.

(c)

Any amendment to this Supplement shall amend the Basic Servicing Agreement only insofar as such amendment relates to the [____]-[_] SUBI.

(d)

Any amendment to this Supplement shall be deemed not to materially and adversely affect the interests of any holder of Securities, if the Rating Agency Condition is satisfied.

3.4

Relationship of this Servicing Supplement to Other Trust Documents.  Unless the context otherwise requires, this Servicing Supplement and the other Trust Documents shall be interpreted so as to give full effect to all provisions hereof and thereof.  In the event of any actual conflict between the provisions of this Servicing Supplement and (i) the Vehicle Trust Agreement, with respect to the servicing of any Trust Assets, the provisions of this Servicing Supplement shall prevail and (ii) the Basic Servicing Agreement, the provisions of this Servicing Supplement shall control.

3.5

Binding Effect.  The provisions of this Servicing Supplement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns, and all such provisions shall inure to the benefit of the Trustee on behalf of the Trust.

3.6

Table of Contents and Headings.  The Table of Contents and Article and Section headings herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

3.7

Counterparts.  This Servicing Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

3.8

Further Assurances.  Each party will do such acts, and execute and deliver to any other party such additional documents or instruments, as may be reasonably requested in order to effect the purposes of this Servicing Supplement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

3.9

No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided at law, in equity or otherwise.

3.10

No Petition.  The Servicer, by entering into this Agreement, in addition to provisions of Section 5.14 of the Basic Servicing Agreement, hereby covenants and agrees that it will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under federal or state bankruptcy or similar laws for a period of one year and a day after payment in full of the Securities, against the Transferor or the Issuer; provided, however, that 100% of the Noteholders, or, if no Notes are then outstanding, 100% of the Trust Certificateholders (in each case excluding the Transferor and any of its Affiliates) may at any time institute or join in instituting any bankruptcy, reorganization, insolvency or liquidation proceeding against the Transferor or the Issuer.

3.11

Intent of Parties; Reasonableness.  The Servicer, Sponsor and Issuer acknowledge and agree that the purpose of Article II of this Agreement is to facilitate compliance by the Issuer and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

None of the Sponsor, the Administrator nor the Issuer shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer or the Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with this transaction, the Servicer shall cooperate fully with the Administrator and the Issuer to deliver to the Administrator or Issuer, as applicable (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer or the Administrator to permit the Issuer or Administrator (acting on behalf of the Issuer) to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the [____]-[_] Leases and [____]-[_] Vehicles, or the servicing of the [____]-[_] Leases and [____]-[_] Vehicles, reasonably believed by the Issuer or the Administrator to be necessary in order to effect such compliance.

The Issuer and the Administrator (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the reasonable judgment or the Issuer or the Administrator, as applicable, to comply with Regulation AB.

IN WITNESS WHEREOF, the parties hereto have caused this Servicing Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

FINANCIAL SERVICES VEHICLE TRUST

By:

[_____________], as Trustee

By:

Name:

Title:

BMW MANUFACTURING L.P.,

as UTI Beneficiary

By:

BMW FACILITY PARTNERS LLC,

as General Partner

By:

Name:

Title:

By:

Name:

Title:

BMW FINANCIAL SERVICES NA, LLC,

as Servicer

By:

Name:

Title:

By:

Name:

Title:

EXHIBIT A

SCHEDULE OF [____]-[_] VEHICLES

[Omitted.  Copies on file with the Servicer, the Trustee and the Owner Trustee.]

EXHIBIT B

FORM OF ANNUAL CERTIFICATION

Re:

The Servicing Agreement dated as of [      ], 200[ ] (the “Agreement”), among FINANCIAL SERVICES VEHICLE TRUST (the “Vehicle Trust”), BMW MANUFACTURING L.P. (the “UTI Beneficiary”) and BMW FINANCIAL SERVICES NA, LLC, as the sponsor (in such capacity, the “Sponsor”), as servicer (in such capacity, the “Servicer”).

I, ________________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to the Issuer and the Depositor, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the [____]-[_] Leases and [____]-[_] Vehicles by the Company during 200[ ] that were delivered by the Company to the Issuer and the Depositor pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Issuer and the Depositor;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Issuer, the Administrator, the Depositor and the Trustees.  Any material instances of noncompliance described in such reports have been disclosed to the Issuer, the Administrator and the Depositor.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

_________________________

By:

Name:

Title:

EXHIBIT F

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Servicer, shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the receivables are maintained.	N/A
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)

Payments on receivables are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel..
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of receivables serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on receivables is maintained as required by the transaction agreements or related receivables documents.
1122(d)(4)(ii)	Receivables and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on receivables, including any payoffs, made in accordance with the related receivables documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related receivables documents.

1122(d)(4)(v)	The Servicer’s records regarding the receivables agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's receivables (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with usual customary procedures.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with usual customary procedures.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a receivable is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent receivables including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for receivables with variable rates are computed based on the related receivables documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s receivables documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable receivables documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related receivables, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

By:

Name:

Title: